American Century Variable Portfolios, Inc. Prospectus Supplement VP Growth-Fund
Supplement dated August 1, 2011 ¡ Prospectus dated May 1, 2011

Effective August 31, 2011, the VP Growth Fund will be closed to new investors.

The following is added as the first sentence to Purchase and Sale of Fund Shares on page 3.

The fund will be closed to new investors on August 31, 2011.

The following is added as the first sentence to Purchase and Redemption of Shares on page 9.

The fund will be closed to new investors on August 31, 2011.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-72678  1108